SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of report (date of earliest event reported):

November 11, 2002

LML PAYMENT SYSTEMS INC.

(Exact name of Registrant as specified in charter)
Yukon Territory (State or other jurisdiction of incorporation or organization)	0-13959 (Commission File No.)	###-##-#### (I.R.S. Employer Identification No.)

1680-1140 West Pender Street

Vancouver, B.C. V6E 4G1

(Address of principal executive offices)

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(604) 689-4440

(Registrant's telephone number, including area code)

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N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On November 11, 2002 and November 14, 2002 the Registrant issued news releases, a copy of which are being filed as an exhibit to this report.

Item 7. Financial Statements and Exhibits.

Exhibits.

Exhibit 20.1 News release dated November 11, 2002 announcing the Registrant and SafeCHECK Company L.L.C. jointly announce that the Corporation's subsidiary LML Payment Systems Corp., a leading check processing company, will partner with SafeCHECK to offer real-time on-line check verification and check conversion services to retailers and other LML clients.

Exhibit 20.2 News release dated November 14, 2002 announcing the Registrant's results for its second quarter and six months ended September 30, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LML PAYMENT SYSTEMS INC.

By:/s/ Carolyn Mosher

Carolyn Mosher

Corporate Secretary

Date: November 15, 2002